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                                                                    Exhibit 10.1

                                AMENDMENT NO. 6
                                ---------------



          THIS AMENDMENT NO. 6 (this "Amendment"), dated as of January 30, 1998, is between MAY & SPEH, INC., an Illinois corporation ("Borrower"), and THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Lender").


                              W I T N E S S E T H:

          WHEREAS, Lender and Borrower are parties to that certain Term Loan Agreement dated as of November 10, 1988 (as amended by Amendment No. 1 dated November 21, 1989, Amendment No, 2 dated December 13, 1991, Amendment No. 3 dated February 28, 1993, Amendment No. 4 dated May 16, 1994, and Amendment No, 5 dated March 31, 1995, the "Existing Loan Agreement" and as amended and modified by this Amendment, the "Term Loan Agreement");

          WHEREAS, Borrower has requested certain amendments be made to the Existing Loan Agreement; and

          WHEREAS, subject to the terms and conditions of this Amendment, Lender is willing to agree to such amendments;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

          1. Definitions and Interpretations. Terms defined in the Term Loan Agreement shall have the same respective meanings when used herein.

          2. Loan Documents. This Amendment shall be deemed included in the Loan Documents for all purposes of the Term Loan Agreement and the other Loan Documents.

          3. Amendments. The Existing Loan Agreement is hereby amended effective as of the date hereof as follows:

          A. Section 7.4 of the Existing Loan Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

               "(a) Current Ratio. Maintain at all times the ratio of
                    consolidated current assets to consolidated current liabilities of not less than 2.0:1.0.

                (b) Net Income. Maintain, during each fiscal quarter, Net Income of not less than $1.00."


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          B.   Lender hereby consents to an amendment to the Security Agreement and the release of the "Collateral" other than the "ESOP Note" and the "Pledged Shares" by the "Agent" (as those terms are defined in the Security Agreement) and directs the Agent to execute the first amendment to Security Agreement (the "First Amendment to Security Agreement) in substantially the form attached hereto as Exhibit A and execute UCC-3 termination statements delivered to the Agent by the Borrower.

          C. Borrower agrees to maintain at all times the availability to borrow under that certain Revolving Credit Agreement dated January 30, 1998 between Borrower and Harris Trust and Savings Bank as in effect as of the date hereof (the "Harris Agreement") in an amount equal to the principal amount and interest due Lender under the Term Loan Agreement.

          D. Notwithstanding anything contained in the Existing Loan Agreement to the contrary, the failure by Borrower to perform or observe any financial covenant of Borrower under the Harris Agreement shall constitute an Event of Default under the Term Loan Agreement.

          4. Documents Remain in Effect. Except as amended and modified by this Amendment, and the First Amendment to Security Agreement, the Existing Loan Agreement and the other Loan Documents remain in full force and effect and Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Term Loan Agreement and the other Loan Documents.

          5. References in Other Documents. References to the Existing Loan Agreement as amended by this Amendment in any Loan Document shall be deemed to be a reference to the Term Loan Agreement, whether or not reference is made to this Amendment.

          6. Representations. Borrower hereby represents and warrants to Lender that:

          (a) Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation; and Borrower is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required;

          (b) the execution, delivery and performance of this Amendment, the First Amendment to Security Agreement and any other Loan Document executed in connection herewith or therewith to which Borrower is a party is within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of Borrower, or of any material agreement binding upon Borrower or its property;

          (c) this Amendment, the First Amendment to Security Agreement and any other Loan Document executed in connection herewith or therewith to which Borrower is a party

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     are (or, when duly executed and delivered will be) the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and

          (d) the representations and warranties contained in the Term Loan Agreement are true and correct on the date hereof, except to the extent that such representations and warranties solely relate to an earlier date.

          7. Conditions Precedent The effectiveness of this Amendment is subject to receipt by Lender of the following conditions precedent:

          (a)  an executed original of the First Amendment to Security
               Agreement;

          (b) a certificate of the Secretary of Borrower certifying: (i) copies of all corporate action taken by Borrower, including resolutions of its board of directors, authorizing the execution, delivery, and performance of this Amendment by Borrower, the First Amendment to Security Agreement and other Loan Documents to be delivered pursuant to this Amendment; and (ii) the names and true signatures of the officers of Borrower authorized to sign this Amendment, the First Amendment to Security Agreement and the other Loan Documents to be delivered by the Borrower under this Amendment;

          (c) a consent letter from Harris Trust and Savings Bank ("Harris") pursuant to which it consents to the execution and delivery of the First Amendment to Security Agreement by the Agent and the release of the Collateral other than the ESOP Note and the Pledged Shares by The Northern Trust Company, as the Agent and directs the Agent to execute the First Amendment to Security Agreement and UCC-3 termination statements, as the Agent on behalf of Harris under the Security Agreement; and

          (d) such other instruments, agreements and documents as Lender may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to Lender.

          8. Costs and Expenses. Borrower acknowledges and agrees that this Amendment shall be of no force or effect unless and until Lender shall have received full reimbursement for its costs and expenses, including but not limited to, legal fees, incurred by Lender in connection with this Amendment and the First Amendment to Security Agreement.

          9.   Miscellaneous.

          (a) Section headings use in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

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          (b) This Amendment and any amendment hereof or supplement hereto or any waiver granted in connection herewith may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

          (c) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to the principles of conflicts of laws.

          (d) All obligations of Borrower and rights of Lender, that are expressed herein, shall be in addition to and not in limitation of those provided by applicable law.

          (e) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law; but it any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          (f) This Amendment shall be binding upon Borrower, Lender and their respective successors and assigns, and shall inure to the benefit of Borrower and Lender and the successors and assigns of Lender.



                         [signature page(s) to follow]

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          IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.


                                    THE NORTHERN TRUST COMPANY


                                    By: Sarah V. Dwortz
                                        ------------------------------
                                    Its: Second Vice President
                                        ------------------------------



                                    MAY & SPEH, INC


                                    By: Eric M. Loughmiller
                                        --------------------------------
                                    Its: Executive Vice President, Chief
                                         Financial Officer and Secretary
                                         -------------------------------

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